FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                BTI Telecom Corp.
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             (Exact name of registrant as specified in its charter)


           North Carolina                                   56-2047220
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 (State of incorporation or organization)   (I.R.S. Employer Identification No.)


               4300 Six Forks Road, Raleigh, North Carolina 27609
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   (Address of principal executive offices)                       (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered

                 None                                    None
                 ----                                    ----


If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box. [ ]                                    box. [ X ]



Securities Act registration file number to which this form relates:  333-83101

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Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
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                                (Title of class)

Item 1.  Description of Registrant's Securities to be Registered

         Incorporated by reference to the section entitled "Description of Capital Stock" in the Prospectus contained in the Registrant's Registration Statement on Form S-1 referenced on the cover page hereof (the "Form S-1").

Item 2.  Exhibits

                  The following exhibits are filed as part of this registration statement:

             *1. Form of Amended and Restated Articles of Incorporation of Registrant, as currently in effect.

            **2.  Bylaws of Registrant, as currently in effect.

--------------------------

*        Incorporated by reference to Exhibit 3.1 to the Form S-1.
**       Incorporated by reference to Exhibit 3.2 to the Form S-1.

                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 16, 1999

                                 BTI TELECOM CORP.


                                 By: /s/ Brian K. Branson
                                    -------------------------------------------
                                      Brian K. Branson, Chief Financial Officer